EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-QSB for the period ended June 30, 2006 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: August 13, 2006

Amanasu Technologies Corporation

/s/ Hideyuki Shiraishi

Hideyuki Shiraishi
CEO, CFO, CAO